                                                               Exhibit 10.10(i)
                                     AMENDMENT
                                         TO
                            LOAN AND SECURITY AGREEMENT


     This Amendment to Loan and Security Agreement is entered into as of June 10, 1998, by and between SILICON VALLEY BANK ("Bank") and FIRST VIRTUAL CORPORATION ("Borrower").

                                      RECITALS

     Borrower and Bank are parties to that certain Loan and Security Agreement dated as of July 3, 1996, and amended by that certain Amendment to Loan and Security Agreement dated April 11, 1997, as modified by that certain Loan Modification Agreement dated September 3, 1997, and as amended thereafter (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. The definition of "Committed Line" under Section 1.1 is amended to read "Ten Million Dollars ($10,000,000)." The definition of "Revolving Maturity Date" under Section 1.1 is amended to read "June 11, 2000". Paragraph (i) under the definition of "Eligible Accounts" under Section 1.1 is hereby amended to read "(i) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank (provided that the concentration limit for Bay Networks shall be fifty percent (50%) of all Accounts);".

     2.   Section 2.1 is amended to read as follows:

          "2.1 ADVANCES. Subject to and upon the terms and conditions of this Agreement, Borrower may request Advances in an aggregate outstanding amount not to exceed the Committed Line MINUS the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) MINUS the Exchange Reserve. Notwithstanding the preceding sentence, if the aggregate amount of outstanding Advances exceeds Two Million Dollars ($2,000,000), then Borrower may request Advances in an aggregate outstanding amount not to exceed (i) the lesser of the Committed Line or the Borrowing Base, MINUS (ii) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) MINUS the Exchange Reserve. For purposes of this Agreement, "Borrowing Base" shall mean an amount equal to (i) eighty percent (80%) of Eligible Accounts and Eligible Foreign Accounts; PLUS (ii) one hundred percent (100%) of Accounts that are supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank; PLUS (iii) the lesser of (a) fifty percent (50%) of the book value of Borrower's Inventory, or (b) Two Million Dollars ($2,000,000)."

     The Revolving Facility shall terminate on the Revolving Maturity Date, at which time all Advances under this Section 2.1 shall be immediately due and payable."

     3.   Section 2.1.1(a) is amended to read as follows:

          "2.1.1    LETTERS OF CREDIT.

                    (a) Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower in an aggregate face amount not to exceed (i) the lesser of the Committed Line or the Borrowing Base minus (ii) the then outstanding principal balance of the Advances provided that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) shall not in any case exceed Two Million Dollars ($2,000,000) MINUS the amount of the Exchange Reserve. Each such letter of credit shall have an expiry date no later than the Maturity Date; provided that the expiry date may be extended up to 180 days beyond the expiry date provided Borrower secures its reimbursement and other obligations in connection with such letter of credit upon terms reasonably acceptable to Bank. All such letters of credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of application and letter of credit agreement. All amounts actually paid by Bank in respect of a letter of credit shall, when paid, constitute an Advance under this Agreement."

     4.   Section 2.1.4 is amended to read as follows:

          "2.1.4    [Intentionally omitted.]"

     5.   Section 2.3(a) is amended to read as follows:

          "(a) INTEREST RATE. Except as set forth in Section 2.3(b), any Advances shall bear interest, on the average Daily Balance, at a rate equal to the Prime Rate."

     6.   Section 6.3 is hereby deleted and replaced with the following:

          "When there are any Obligations outstanding, Borrower shall deliver to Bank: (a) within five (5) days upon becoming available, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports and notices sent or made on Form 10-K and 10-Q filed with the Securities and Exchange Commission; (b) along with the Form 10-K's required in this section, a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT D hereto; (c) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; and (d) such budgets, sales projections, operating plans or other financial information as Bank may reasonable request from time to time.

          In the event aggregate outstanding Advances (including any Letters of Credit or the Exchange Reserve) exceed Two Million Dollars ($2,000,000), within twenty (20) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto, together with aged listings of accounts receivable and accounts payable.

          Bank shall have the right prior to funding an Advance that causes the aggregate outstanding obligations under Section 2.1 to exceed Two Million Dollars ($2,000,000), and a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing."

     7.   Sections 6.6, 6.7, 6.8 and 6.9 are amended to read as follows:

               "6.6 PRINCIPAL DEPOSITORY/DEMAND DEPOSIT ACCOUNT. Borrower shall maintain its principal depository and operating accounts with Bank, PROVIDED that quality of service is satisfactory, which satisfaction is to be determined on a commercially reasonable basis. In addition to the foregoing, Borrower shall maintain a demand deposit account with Bank with a compensating free balance, not including service charge requirements, of at least One Million Dollars ($1,000,000).

               6.7  QUICK RATIO.   Borrower shall maintain as of the last day of
each quarter a ratio of Quick Assets to Current Liabilities, excluding deferred revenue, of at least 2.0 to 1.0.

               6.8 DEBT-TANGIBLE NET WORTH. Borrower shall maintain as of the last day of each quarter a ratio of Total Liabilities, excluding deferred revenue, to Tangible Net Worth of not more than 1.0 to 1.0.

               6.9 TANGIBLE NET WORTH. Borrower shall maintain as of the last day of each quarter a Tangible Net Worth of not less than Thirty Million Dollars ($30,000,000), increasing on June 9, 1999 to Thirty Million Dollars ($30,000,000), PLUS, seventy-five percent (75%) of Borrower's net income or new equity received over the previous twelve (12) months."

     8.   Sections 6.10 and 6.11 are amended to read as follow:

               "6.10     [Intentionally omitted.]

               6.11      [Intentionally omitted.]"

     9. Exhibit A is amended in its entirety to read as reflected on Exhibit A attached hereto.

     10. The Borrowing Base Certificate and Compliance Certificate to be delivered after the date of this Amendment shall be in substantially the form of EXHIBIT C and EXHIBIT D, respectively.

     11. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a) resolutions by the Borrowers authorizing the execution and delivery of this Amendment;

          (b)  UCC-2 amending the Collateral description in Exhibit A; and

          (c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     12. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

     13. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     14. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     15. As a condition to the effectiveness of this Amendment, Borrower shall pay an additional fee in an amount equal to Eight Thousand Five Hundred Dollars ($8,500), of which, Five Thousand Dollars ($5,000) is payable on the date hereof and the balance of which, Three Thousand Five Hundred Dollars ($3,500) is due and payable on June 9, 1999, plus all Bank Expenses incurred in connection with the preparation of this Amendment.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.


                                          FIRST VIRTUAL CORPORATION


                                          By: /s/ James O. Mitchell
                                              _________________________________

                                          Title: ______________________________



                                          SILICON VALLEY BANK


                                          By: /s/ Tim Walsh
                                              _________________________________

                                          Title: ______________________________

                                     EXHIBIT A


The Collateral shall consist of all right, title and interest of Borrower in and to the following:


     (a) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing;

     (b) All now existing and hereafter arising accounts, letters of credit, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing;

     (c) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

     Notwithstanding the foregoing, the Collateral shall not be deemed to include any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; any patents, trademarks, servicemarks and applications therefor, any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing (the "Intellectual Property") EXCEPT that the Collateral shall include the proceeds of, and all rights to payment arising under the Intellectual Property.

                                      EXHIBIT C
                              BORROWING BASE CERTIFICATE
_______________________________________________________________________________
Borrower:           First Virtual Corporation     Lender:   Silicon Valley Bank
Commitment Amount:  $10,000,000

ACCOUNTS RECEIVABLE
     1.   Accounts Receivable Book Value as of ____                                 $________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
     2.   Amounts over 90 days due                $________
     3.   Balance of 50% over 90 day accounts     $________
     4.   Concentration Limits                    $________
     5.   Foreign Accounts                        $________
     6.   Governmental Accounts                   $________
     7.   Contra Accounts                         $________
     8.   Promotion or Demo Accounts              $________
     9.   Intercompany/Employee Accounts          $________
     10.  Other (please explain on reverse)       $________
     11.  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                      $________
     12.  Eligible Accounts (#1 minus #11)        $________
     13.  LOAN VALUE OF ACCOUNTS (80% of #12)                                       $________

INVENTORY
     14.  Inventory Book Value as of ____                                           $________
     15.  LOAN VALUE OF INVENTORY (lesser of 50% of #14 or $2,000,000)              $________

BALANCES
     16.  Maximum Loan Amount                     $10,000,000
     17.  Total Funds Available*                                                    $________
     18.  Present balance owing on Line of Credit                                   $________
     19.  Outstanding under Sublimits ()          $________
     20.  RESERVE POSITION (#17 minus #18 and #19)                                  $________

* #16 minus sublimits or upon aggregate Advances in excess of $2M, the lesser of (i) #16 minus sublimits or (ii) #13 plus #15

THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

COMMENTS:

                                                |-----------------------------|
                                                |     BANK USE ONLY           |
                                                |                             |
                                                | Rec'd By: ________          |
                                                |      Auth. Signer           |
FIRST VIRTUAL CORPORATION                       | Date: ____________          |
                                                |                             |
                                                | Verified: ________          |
By:                                             |      Auth. Signer           |
                                                | Date: ____________          |
   _______________________                      | __________________          |
    Authorized Signer                           |-----------------------------|

                                      EXHIBIT D

                            FORM OF COMPLIANCE CERTIFICATE

TO:  SILICON VALLEY BANK

FROM:     FIRST VIRTUAL CORPORATION

     The undersigned authorized officer of FIRST VIRTUAL CORPORATION hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

  PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

     REPORTING COVENANT                         REQUIRED                     COMPLIES
     ------------------                         --------                     --------
     10-K and 10-Q financial statements         Within 5 days(1)             Yes  No
     A/R & A/P Agings                           Monthly within 20 days(2)    Yes  No
     A/R Audit                                  Annual(3)                    Yes  No

     FINANCIAL COVENANT                         REQUIRED     ACTUAL          COMPLIES
     ------------------                         --------     ------          --------
     Maintain on a Quarterly Basis:
       Minimum Quick Ratio                      2.0:1.0        _____:1.0     Yes  No
       Liquidity                                1.0:1.0        _____:1.0     Yes  No
     Tangible Net Worth                         $30,000,000(4) $________     Yes  No

                                               |-----------------------------|
COMMENTS REGARDING EXCEPTIONS:  See Attached.  |     BANK USE ONLY           |
                                               |                             |
(1)  Only when Obligations outstanding         | Received By: _____________  |
(2)  Only when aggregate Advances exceed       |      AUTHORIZED SIGNER      |
     $2,000,000                                |                             |
(3)  Prior to aggregate Advances in excess     | Date: ____________________  |
     of $2,000,000, and annually thereafter    |                             |
(4)  Increasing to $30,000,000 plus 75% of     | Verified: ________________  |
     net income or new equity on June 9, 1999  |      AUTHORIZED SIGNER      |
                                               |                             |
Sincerely,                                     | Date: ____________________  |
                                               |                             |
                                               |Compliance Status:   Yes  No |
                                               |-----------------------------|
_______________________
SIGNATURE
_______________________
TITLE
_______________________
DATE